EXHIBIT 7.1

AmericaFirst Securities, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of AmericaFirst Securities, Inc., a Kansas corporation, or an affiliate thereof (hereinafter called the “Corporation”), does hereby constitute and appoint Robert L. Clark and Rick Gonsalves, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in my name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which the Corporation, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of Roseville, and State of California as of this 10th day of June, 2013.

/s/ ROBERT G. ROACH, JR.
Name: Robert G. Roach, Jr.

CALIFORNIA ALL-PURPOSE

CERTIFICATE OF ACKNOWLEDGEMENT

State of California

County of Placer

On June 10, 2013 before me, Kim Bower, notary public, personally appeared Robert G. Roach, Jr., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ KIM BOWER	KIM BOWER
Signature of Notary Public	COMM. # 1890714
NOTARY PUBLIC - CALIFORNIA
PLACER COUNTY
COMM. EXPIRES MAY 23, 2014

AmericaFirst Securities, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of AmericaFirst Securities, Inc., a Kansas corporation, or an affiliate thereof (hereinafter called the “Corporation”), does hereby constitute and appoint Robert G. Roach, Jr. and Rick Gonsalves, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in my name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which the Corporation, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of Roseville, and State of California as of this 10th day of June, 2013.

/s/ ROBERT L. CLARK
Name: Robert L. Clark

CALIFORNIA ALL-PURPOSE

CERTIFICATE OF ACKNOWLEDGEMENT

State of California

County of Placer

On June 10, 2013 before me, Kim J. Nelson, personally appeared Robert L. Clark, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ KIM J. NELSON	KIM J. NELSON
Signature of Notary Public	COMM. # 1957954
NOTARY PUBLIC - CALIFORNIA
PLACER COUNTY
COMM. EXPIRES OCT. 23, 2015